                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 31, 1998



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)



       Delaware                     0-16102             59-2840783
(State or Other Jurisdiction       Commission         (I.R.S. Employer
    Or Incorporation or            File Number         Identification
       Organization)                                      Number)



               1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                    (Address of principal executive offices)


                                 (609)235-6009
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------


     On March 31, 1998, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Ecology Systems, Inc., Tactical Management, Inc., and Transpro, Inc. (collectively, the "Ecology Companies") pursuant to the terms of a Stock Purchase Agreement dated March 31, 1998 by and among Anthony Rizzo, Jr., Darren Rizzo, Michael Colombino and the Registrant. The description of the acquisition transaction set forth herein is qualified in its entirety by the Stock Purchase Agreement which is incorporated as Exhibit 10.1.

     Pursuant to the Stock Purchase Agreement, the Registrant purchased all of the outstanding common stock of the Ecology Companies for unregistered common stock of the Registrant resulting in the Shareholders receiving 155,665 unregistered shares of the Registrant's common stock, $.01 par value. The shares of the Registrant's common stock were valued at $25.375 per share. No cash was paid to the Shareholders for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method. The Registrant has agreed to register one-half of the stock for resale under the Securities Act of 1933 within 120 days after closing, pursuant to the terms of the Registration Rights included within the Stock Purchase Agreement as Section 6.2 (Registration Rights).

     At the date of closing the Stock Purchase Agreement, the Registrant assumed approximately $1,000,000 of outstanding indebtedness of the Company.

     The transaction includes all of the assets and liabilities relating to the operation of the Companies. The acquired assets were used by the Shareholders in the solid waste transportation and disposal business. The Registrant intends to continue to use the acquired assets for these purposes.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          Financial Information and Exhibits.
          -----------------------------------


(a) Financial statements of businesses acquired are not required due to the transactions being below the financial statement filing requirements as per applicable regulations under the Securities Exchange Act of 1934.

(b)  Pro forma financial information

     Pro forma financial information of Eastern Environmental Services, Inc. are not required due to transactions being below financial statement filing requirements as per applicable regulations under the Securities Exchange Act of 1934.

(c)  Exhibits

10.1 Stock Purchase Agreement dated March 31, 1998 between Eastern Environmental Services, Inc., Anthony Rizzo, Jr., Darren Rizzo and Michael Colombino.



               SIGNATURE
               ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Eastern Environmental Services, Inc.

Date: April 9, 1998             By:  /s/ Gregory M. Krzemien
                                    --------------------------
                                    Gregory M. Krzemien, Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
 No.      Description
----      -----------


10.1 Stock Purchase Agreement dated March 31, 1998 between Eastern Environmental Services, Inc., Anthony Rizzo, Jr., Darren Rizzo and Michael Colombino.